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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):             JANUARY 2, 2003


                         HI-SHEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                    001-12810                        22-2535743
 (State or other               (Commission                    (I.R.S. Employer
  jurisdiction                 File Number)                  Identification No.)
of incorporation)

                    24225 GARNIER STREET
                    TORRANCE, CALIFORNIA                     90505-5355
          (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:      (310) 784-2100




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ITEM 4.           CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

         The Company asked Grant Thornton to furnish a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements in the Form 8-K filed January 10, 2003 and is filing this letter as an amendment to this Form 8-K filed.

         The Company received, via telefax, on January 23, 2003, the attached letter dated January 16, 2003 from Grant Thorton.




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                                  EXHIBIT INDEX

                                                                    SEQUENTIALLY
EXHIBIT NUMBER                             DESCRIPTIONS               NUMBERED

16.2                  Grant Thornton Letter Dated January 16, 2003




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HI-SHEAR TECHNOLOGY CORP.



Dated: January 24, 2003             By:  /s/ George W. Trahan
                                    --------------------------------------------
                                    George W. Trahan, President, Chief Executive
                                    Officer and Co-Chairman